EXHIBIT 10.44

   Doc#:DS3:462652.5   23-116
   Doc#:DS3:462652.5   23-116


   AMENDMENT NO. 3 TO SFC
   AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT


          Amendment, dated as of February 24, 1997 (this "Amendment") to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, as amended (the "Receivables Sale Agreement"), by and among Specialty Foods Finance Corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation (the "Master Servicer") and its wholly owned subsidiaries named therein (the "Sellers").

   W I T N E S S E T H :

          WHEREAS, the parties hereto wish to amend the Receivables Sale Agreement in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Receivables
   Sale Agreement.

          2.   Amendment of the Receivables Sale Agreement.
   Article IX of the Receivables Sale Agreement is hereby amended by adding the following phrase to Section 9.14(b)(i) after the phrase "(i) each of":

          TBP, Inc. (formerly, The Bagel Place, Inc.),

          3. Termination of Certain Sellers. The Company, pursuant to Section 9.14(b) and Amendment No. 3 to SFC Master Trust Pooling Agreement ("Amendment No. 3"), hereby terminates as of the 1997 Seller Termination Date and simultaneously with the payment of the Purchase Price (as both terms are defined in Amendment No. 3) to the Trustee, all obligations of Gai's Seattle French Baking Company, a Washington corporation, Langendorf Baking Co. of Seattle, Inc., a Washington corporation, and TBP, Inc., a California corporation (together, the "1997 Terminated Sellers"), under the Receivables Sale Agreement.

          4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Trustee of:

               (a)  a counterpart hereof, duly executed and
        delivered by each of the Company, the Master Servicer and the 1997 Terminated Sellers; and

               (b) a consent to this Amendment, in the form of Annex A, from Capital Markets Assurance Corporation, as the Enhancement Provider for each of the Term Certificates, Series 1994-1, and the VFC Certificates, Series 1997-1.
          5. Continuing Effect of the Receivables Sale Agreement. Except as expressly amended, modified and supplemented hereby, the provisions of the Receivables Sale Agreement are and shall remain in full force and effect.

          6.   GOVERNING LAW.  THIS AMENDMENT SHALL BE
   CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

          7. Counterparts. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                  SPECIALTY FOODS FINANCE CORPORATION



                  By: /s/ Peter L. Sereda
                     Name:  Peter L. Sereda
                     Title: Vice President & Treasurer


                  SPECIALTY FOODS CORPORATION, as Master
                  Servicer


                  By:  /s/ Peter L. Sereda
                            Name: Peter L. Sereda
                     Title: Vice President & Treasurer


                  GAI'S SEATTLE FRENCH BAKING COMPANY


                  By:  /s/ Peter L. Sereda
                     Name: Peter L. Sereda
                     Title: Vice President & Treasurer


                  LANGENDORF BAKING CO. OF SEATTLE, INC.


                  By: /s/ Peter L. Sereda
                     Name:  Peter L. Sereda
                  Title: Vice President & Treasurer


                  TBP, INC.


                  By: /s/ Peter L. Sereda
                     Name: Peter L. Sereda
                     Title: Vice President & Treasurer

    Annex A


                        [FORM OF CONSENT]


   The Chase Manhattan Bank,
     as Trustee
   450 West 33rd Street, 15th Floor
   New York, New York 10001
   Attention:  Structured Finance Services (ABS)

   Dear Sirs:

         We refer to the Amendment, dated as of February ___, 1997 (the "Amendment"), to the Amended and Restated Receivables Sale Agreement, dated as of November 16, 1994, as amended (the "Receivables Sale Agreement"), among Specialty Foods Finance corporation, a Delaware corporation (the "Company"), Specialty Foods Corporation, a Delaware corporation, as master servicer (the "Master Servicer"), and each of the subsidiaries of the Master Servicer from time to time party thereto. We hereby certify that we have been given or have duly waived adequate notice pursuant to
   Section 10.1 of the Pooling Agreement, dated as of November 16, 1994, as amended, among the Company, the Master Servicer, and The Chase Manhattan Bank (formerly known as Chemical Bank), as trustee.

         We hereby consent to the execution and delivery of the Amendment (substantially in the form previously distributed to us) by the Company, the Master Servicer and the Sellers on our behalf.

                   Sincerely,

                   CAPITAL MARKETS ASSURANCE CORPORATION

                   By:
   Name:
                                            Title:

   Dated:  February ____, 1997